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                                                                   Exhibit 10.13
                       PRIMUS COMMUNICATIONS CORPORATION
                       SUPPORT AND MAINTENANCE AGREEMENT


This Agreement is made by and between Primus Communications Corporation ("Primus"), a Washington corporation, and Customer (as defined below) and is dated as of the date set forth below Primus' signature at the end of this Agreement. Terms not otherwise defined herein shall have the same meanings ascribed to them as in the Software License Agreement between the parties executed contemporaneously with this Agreement (the "License Agreement").

Basis of Agreement.
-------------------
A. Customer has licensed the Licensed Program(s) (as defined below) from Primus under the License Agreement and desires to obtain support and maintenance for such programs.
B. Primus desires to provide such support and maintenance services for such Licensed Program(s) upon the terms and conditions set forth in this Agreement.
C. Accordingly, in consideration of these premises and the terms and conditions set forth below, Customer and Primus agree as follows:

Section 1.  Definitions.
------------------------
1.1  "Customer"  means 3Com Corporation and all wholly owned subsidiaries of
      --------
3Com Corporation.

1.2  "Error" means any failure of a Licensed Program(s) to conform in any
      -----
material aspects to its published Documentation (as defined in the License Agreement).

1.3  "Fix" shall mean a change, either a modification or addition, to a Licensed
      ---
Program(s) or its published Documentation (as defined in the License Agreement) that when made or added to a Licensed Program(s), overcomes an Error.

1.4  "Licensed Program(s)" means the software product(s) listed on Exhibit A.
      -------------------
The Licensed Program(s) includes any and all Fixes, Maintenance Releases, Major Releases or New Releases delivered to Customer under this Agreement or the License Agreement.

1.5  "Maintenance Release" means a new release of a Licensed Program with a
      -------------------
change in the ZZ component of that Licensed Program's X.YY.ZZ version number or a Fix.

1.6  "Major Release" means a new release of a Licensed Program with a change in
      -------------
the YY component of that Licensed Program's X.YY.ZZ version number.

1.7  "New Version" means a new release of a Licensed Program with a change in
      -----------
the X component of that Licensed Program's X.YY.ZZ version number.

1.8  "Workaround" usually means a set of procedures that a Customer follows to
      ----------
circumvent or mitigate the impact of an Error. The Error still exists. A Workaround may be provided at Primus' discretion in lieu of a Fix for a specific Error.

Section 2.  Scope of Support and Maintenance Services.
------------------------------------------------------

2.1  Services Provided.  During the term of this Agreement, Primus shall support
     -----------------
Licensed Program(s) by providing the services described in the following paragraphs of this Section 2. Primus has no obligation to correct or support Errors resulting from Customer's misuse, improper use, alteration, or damage to Licensed Program(s), or Customer's combining or merging Licensed Program(s) with any hardware or software not identified as compatible by Primus.

2.2  Technical Support.  Primus will provide telephone technical support
     ------------------
regarding use of the Licensed Program(s) and resolution of Errors to Customer's Support Contacts designated under Section 2.6.2. Primus technical support representatives will be available by telephone Monday through Friday from 5:00 a.m. to 5:30 p.m. PDT/PST. In addition, on-call technical support staff will be available twenty-four (24) hours per day, seven days a week. A technical support representative will endeavor to return the Customer's call within thirty
(30) minutes of receiving the page triggered by the Customer's voice message for High Priority situations described below.

2.3  Support Response.  Primus will assign all Customer requests for Error
     ----------------
support one of three response priorities which will dictate the timing and nature of the response as follows:

  High Priority.  A major feature/function of the Licensed Program(s) is not
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  working or the system integrity is at risk.

  Response Goal:  Endeavor to provide a Fix or Workaround within twenty-four
  (24) hours of Customer's report of the problem. If the Fix or Workaround cannot be provided within the twenty-four (24) hours Primus will dedicate resources to the problem resolution and will inform Customer on a daily basis of the resolution status.

  Medium Priority.  Customer's work flow is inhibited or a non-major
  ---------------
  feature/function of the Licensed Programs is not working.

  Response Goal: Endeavor to provide a Fix or Workaround within two (2) business days of the Customer's report of the problem. If the problem cannot be resolved within the two (2) business days, Primus will inform Customer on a weekly basis of the resolution status.

  Low Priority.  Customer has a problem which is not seriously impacting
  ------------
  Customer's workflow.

  Response Goal: Endeavor to provide a Fix or a Workaround within five (5) business days of Customer's report of the problem. If the problem cannot be resolved within the five (5) business days, Primus will provide Customer with a status evaluation regarding the ultimate resolution.

2.4  Subsequent Release(s).  Primus will send Major Releases, New Versions,
     ---------------------
Maintenance Releases and Fixes and Workarounds (for the same platforms as Customer's) to Customer when made generally commercially available by Primus to its customers. Maintenance Releases will be provided to Customer pursuant to
Section 2.3 when Customer is experiencing or in Primus' sole judgment may experience an Error. Each Major Release, Maintenance Release, New Version, Fix and Workaround delivered by Primus under this Agreement is subject to the provisions of the License Agreement between Primus and Customer and shall be automatically deemed to be included under the definition of Software under the License Agreement.

2.5  Limits of Support.
     -----------------

  2.5.1  Seattle Headquarters.  This Agreement covers the support that Primus is
         --------------------
able to provide for a Licensed Program(s) from its Seattle headquarters by telephone, fax or electronic mail. In the event that Customer desires or requires on-site support for a Licensed Program(s), the parties will have to negotiate that issue separately.

2.6  Customer Cooperation and Support Contacts.
     -----------------------------------------

  2.6.1  Customer Cooperation.  Customer acknowledges that Primus may not be
         --------------------
able to resolve an Error if Customer does not use its commercially reasonable best efforts to cooperate with and assist Primus in resolving the Error.

  2.6.2  Support Contacts.  Customer will designate two (2) authorized Support
         ----------------
Contacts and agrees that each Support Contact will be knowledgeable in all aspects of the Customer's operating environment in which Licensed Programs are being used.

  2.6.3  3Com Corporation and Subsidiaries. 3Com Corporation warrants and
         ---------------------------------
guarantees to Primus that 3Com Corporation and its wholly-owned subsidiaries (collectively, the "3Com Group") shall each perform their obligations as a Customer in accordance with the provisions of this Agreement. 3Com Corporation further warrants that, by executing this Agreement, 3Com Corporation binds each member of the 3Com Group as a Customer under this Agreement.

Section 3.  Support and Maintenance Fees.
-----------------------------------------

3.1  Required Coverage.  The following coverage conditions must be satisfied in
     -----------------
order for this Agreement to be effective:  1) All Licensed

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Program(s) licensed by Customer must be included; and 2) all Licensed Program(s)
to be covered by this Agreement on the effective date of this Agreement are the then current Licensed Program(s) furnished by Primus.

3.2  Annual Fee.  Customer shall pay an annual Support and Maintenance Fee at
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Primus' rate in effect at the beginning of each annual term of this Agreement.
The annual Support and Maintenance Fee in effect as of the effective date of this Agreement is set forth in Exhibit A hereto. Payment shall be due within thirty (30) days of invoicing by Primus. A finance charge of one percent (1%) per month will be charged on amounts not paid within forty-five (45) days of the due date.

3.3  Notice of Change in Annual Fee.  At least sixty (60) days before the end of
     ------------------------------
each year of the term of this Agreement Primus shall give Customer written notice specifying changes in the annual Support and Maintenance fee for renewal of this Agreement for the succeeding annual term.

3.4  Additional Licensed Program(s).  If after the execution of this Agreement,
     ------------------------------
under the License Agreement Customer increases the Authorized Users of Licensed Program(s) or acquires additional Authorized Workstations, Customer shall pay an additional Support and Maintenance Fee proportional to the increase in license fees under the License Agreement pro-rated in order to reflect how much of the annual term is then remaining in the current annual term. Customer shall pay this additional fee to Primus within thirty (30) days after the date of the Primus invoice therefor. A finance charge of one percent (1%) per month will be charged on amounts not paid within thirty (30) days of the due date.

Section 4.  Limitation of Liability.
------------------------------------

4.1  Excused Performance.  Neither party shall be liable for, or be considered
     -------------------
to be in breach of or default under this Agreement on account of, any delay or failure to perform as required under this Agreement as a result of any cause or condition beyond either party's reasonable control.

4.2  Disclaimer of Warranty.  THIS IS A SERVICES AGREEMENT.  EXCEPT FOR ANY
     ----------------------
WARRANTIES SET FORTH IN THE LICENSE AGREEMENT APPLICABLE TO ANY MAJOR RELEASE OR NEW RELEASE FURNISHED HEREUNDER, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTY ARISING OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE. SERVICES SHOULD BE PERFORMED IN A PROFESSIONAL MANNER PER INDUSTRY STANDARDS.

4.3  Limitation of Liability.  IN NO EVENT SHALL EITHER PARTY'S CUMULATIVE
     -----------------------
LIABILITY FOR ANY CLAIM ARISING IN CONNECTION WITH THIS AGREEMENT EXCEED THE ANNUAL SUPPORT AND MAINTENANCE FEE PAID TO PRIMUS BY CUSTOMER FOR THE PERIOD IN WHICH THE CAUSE OF ACTION ACCRUED. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR INCIDENTAL DAMAGES OF WHATEVER KIND AND HOWEVER CAUSED, WHETHER IN CONTRACT OR IN TORT, EVEN IF EITHER PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

Section 5.  Term and Termination.
---------------------------------

5.1  Term.  The initial term of this Agreement shall begin on the effective date
     ----
of the License Agreement and shall end on the first anniversary of the effective date. Renewals of this Agreement shall be for a term of twelve (12) months and shall begin on the ending date of the preceding term.

5.2  Renewal.  This Agreement shall be automatically renewed for a succeeding
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term at the end of each current term unless Customer provides Primus with thirty
(30) day prior written notice before the end of the term of Customer's decision to not renew this Agreement. In no event, however, shall the term of this Agreement extend beyond the term of the License Agreement.

5.3  Termination.  This Agreement will terminate: 1) upon the expiration or
     -----------
termination of the License Agreement; 2) upon the expiration of the then current term of this Agreement and timely receipt by Primus of Customer's decision to not renew this Agreement; 3) upon failure of Customer to pay Support and Maintenance Fees when due; provided, however, that if Customer is in breach for non-payment, termination shall not occur automatically, but only if Primus, in its sole and absolute discretion, provides Customer with written notice of termination; or 4) upon thirty (30) days prior written notice if either party has materially breached the provisions of this Agreement and has not cured such breach within such notice period. Termination of this Agreement for any reason shall not relieve Customer from any remaining obligations under this Agreement, including but not limited to, the payment of any amounts due nor shall it affect any additional remedies that Primus may have at law or in equity. If Primus terminates this Agreement other than in circumstances in which Customer is in breach of any provision of this Agreement, Primus shall refund to Customer that portion of the annual support and maintenance fees that is attributable to the unused number of days of the then current annual term, calculated on a day by day basis.

Section 6.  Miscellaneous.
-------------------------

6.1  Notices.  Any notice or any other communication under this Agreement
     -------
(excluding Customer's requests for support) given by either party to the other shall be deemed to be properly given if given in writing and delivered in person or mailed (return receipt requested), properly addressed and stamped with the required postage, or sent via confirmed facsimile and confirmed by first class mail.

6.2  Assignment.  Neither party shall assign any of its rights under all or any
     ----------
part of this Agreement, directly, by operation of law, or otherwise, without the prior written consent of the other party, which shall not be unreasonably withheld. Subject to the foregoing restriction of assignment by Customer, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

6.3  Non-waiver.  Any failure by either party to insist upon or enforce
     ----------
performance by the other party of any provisions of this Agreement or to exercise any rights or remedies under this Agreement or otherwise by law shall not be construed as a waiver or relinquishment of either party's right to assert or rely upon the provision, right, or remedy in that or any other instance; rather the provision, right or remedy shall be and remain in full force and effect.

6.4  Attorney's fees and Expenses.  In the event of any proceeding under this
     ----------------------------
Agreement, the prevailing party in any such proceeding shall be entitled to reasonable attorney's fees and expenses, including the full cost of any arbitration, trial and any appeal.

6.5  Applicable Laws; Forum.  This Agreement shall be interpreted, construed,
     ----------------------
and enforced in accordance with the laws of the State of Washington without reference to its choice of law rules and not including the 1980 U.N. Convention on Contracts for the International Sale of Goods. Plaintiff party may only commence or prosecute a suit, proceeding, or claim to enforce the provisions of this Agreement relating to the Software, or other items furnished under this Agreement, or otherwise arising under or by reason of this Agreement, in a court of competent jurisdiction in the state of the defendant party, Washington if Primus is the defendant party and California if Licensee is the defendant party.

6.6  Entire Agreement.  This Agreement constitutes the entire agreement, and
     ----------------
supersedes any and all prior agreements and representations, whether oral or written, between Primus and Customer relating to the subject matter contained herein. This Agreement may not be amended except by a written instrument executed by both parties.

6.7  Exhibits.  The Exhibit listed below shall form part of this Agreement:
     --------
  Exhibit A - Product Support and Maintenance Fee Schedule

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IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Agreement as indicated below.

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
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PRIMUS COMMUNICATIONS CORPORATION                                   CUSTOMER:  3COM CORPORATION
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1601 Fifth Avenue, Suite 1900
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Seattle, WA 98101
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Tel:    206-292-1000                                                Tel:
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Fax:    206-292-1825                                                Fax:
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By:  /s/ Steven L. Sperry                                           By:  /s/ Thomas L. Thomas
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Name:  Steven L. Sperry                                             Name (Print):  /s/ Thomas L. Thomas
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Title:  President and Chief Executive Officer                       Title:   SVP-CIO
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Date:   6-27-97                                                     Date:    6/25/97
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                        PRIMUS COMMUNICATIONS CORPORATION
                       SUPPORT AND MAINTENANCE AGREEMENT

                                   EXHIBIT A
                  PRODUCT SUPPORT AND MAINTENANCE FEE SCHEDULE




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PRODUCT                         % OF                PURCHASE              SUPPORT AND
                           PURCHASE PRICE             PRICE               MAINTENANCE FEE
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
SolutionBuilder                 [*]%                  $[*]                 (See Note 1)
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SolutionPublisher               [*]%                  $[*]                 (See Note 1)
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


Note 1: Customer shall pay Primus support and maintenance fees of $[*] for the period commencing September 1, 1997, and ending May 31, 1998. Primus shall provide support and maintenance to Customer under this Agreement at no charge, for the period commencing on execution of this Agreement, and ending on August 31, 1997. Payment dates and amounts are specified in exhibit A to the Software License Agreement between the parties, of even date herewith (the "Software License Agreement").


ADDITIONAL ORDERS
-----------------

If Customer exercises the Option granted to it by Primus under the Software License Agreement and acquires rights for additional Authorized Workstations and/or additional Authorized SP Users pursuant to the Option, the annual Support and Maintenance Fees for the additional Authorized Workstations and/or additional Authorized SP Users shall equal [*] percent [*]% of their purchase price. (The terms "Option," "Authorized Workstations" and "Authorized SP Users" shall have the same meanings ascribed to them as in the Software License Agreement.)


This exhibit is hereby approved and accepted:


By:    /s/ Steven L. Sperry                               By:    /s/ Thomas L. Thomas
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Name:  Steven L. Sperry                                   Name (Print):  Thomas L. Thomas
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Title:  President and Chief Executive Officer             Title:  SVP-CIO
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Date:   6-27-97                                           Date:   6/25/97
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

[*] * omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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